UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                 January 9, 2004


                               MEDI-HUT CO., INC.
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               (Exact name of registrant as specified in charter)


                Nevada                   000-27119                  22-2436721
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    (State or other jurisdiction of     (Commission                (IRS Employer
            incorporation)               File Number)        Identification No.)

1345 Campus Parkway, Wall Township, New Jersey                          07753
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (732) 919-2799


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.       Other Events and Regulation FD Disclosure
              -----------------------------------------

         On January 12, 2004, Medi-Hut Co., Inc. ("Medi-Hut") issued a press release announcing that it has commenced litigation against two of its former accounting firms, Rosenberg, Rich, Baker, Berman & Company, which served as Medi-Hut's independent auditor and principal accounting firm from February 1998 to March 2003, excluding a three week period in early 2002, and Koenig, Russo & Associates, an accounting consultant engaged by Medi-Hut to review various tax documents, financial statements and filings by Medi-Hut with the Securities and Exchange Commission. The litigation was commenced by Medi-Hut on January 9, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits:

                       99.1  Press Release, dated January 12, 2004, Re:
                             Commencement of Litigation Against Former
                             Accounting Firms Rosenberg, Rich, Baker, Berman & Company and Koenig, Russo & Associates

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MEDI-HUT CO., INC.
                                           ------------------
                                             (Registrant)


                                    By:    /s/ David R. LaVance
                                       -----------------------------------------
                                        David R. LaVance
                                        Chairman of the Board, President and
                                        Chief Executive Officer





Date:  January 12, 2004